                     FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 31, 1996 (this "AMENDMENT"), amends the Subordinated Credit Agreement, dated as of October 31, 1996 (the "CREDIT AGREEMENT"), between Zimmerman Sign Company, a Texas corporation (the "COMPANY") and Bank of America Illinois (the "Bank"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provided for the Bank to make a loan to the Company; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective as of December 31, 1996, Section 7.15(d) of the Credit Agreement shall be amended to state in its entirety as follows:

                "(d) MAXIMUM SENIOR DEBT TO EBITDA RATIO. The Company shall maintain as of the end of each quarter a ratio of Senior Debt to EBITDA of not more than the following respective ratios:

               PERIODS                                                AMOUNT
               -------                                                ------

     From December 31, 1996                                          4.75:1.0
     through March 31, 1997

     From June 30, 1997 through                                      4.0 :1.0
     September 30, 1997

     From December 31, 1997 through                                  3.75:1.0
     September 30, 1998

     From December 31, 1998 and thereafter                           3.5 :1.0."

     SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this SECTION 2 shall have been satisfied.

     SECTION 2.1 RECEIPT OF DOCUMENTS. The Bank shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Bank, and in form and substance satisfactory to the Bank:

                 (a) AMENDMENT. This Amendment, duly executed by the Company and the Bank.

                 (b) SENIOR CREDIT AGREEMENT. An amendment to the Senior Credit Agreement causing the Company to be in compliance with the terms thereof as of December 31, 1996.

                 (c) CONSENT.  A consent of ICC in the form attached hereto.

     SECTION 2.2 COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. After giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Bank that such statements are true and correct as at such time):

                 (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                 (b) no Default or Event of Default shall have then occurred and be continuing.

     SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Company hereby represents and warrants to the Bank as follows:

     SECTION 3.1 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                 (a) contravene the Company's Organization Documents;

                 (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or



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

          (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties.

     SECTION 3.2 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment.

     SECTION 3.3 VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     SECTION 4  MISCELLANEOUS.

     SECTION 4.1 CONTINUING EFFECTIVENESS, ETC. This Agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 4.2 PAYMENT OF COSTS AND EXPENSES. The Company agrees to pay on demand all expenses of the Bank (including the fees and out-of-pocket expenses of counsel to the Bank (which may be employees of the Bank)) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 4.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 4.4 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 4.5 EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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

     SECTION 4.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

     SECTION 4.7 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       ZIMMERMAN SIGN COMPANY



                                       By
                                          ------------------------------------
                                          Title:
                                                ------------------------------

                                       BANK OF AMERICA, ILLINOIS


                                       By  /s/ (ILLEGIBLE SIGNATURE)
                                          ------------------------------------
                                          Title: SENIOR VICE PRESIDENT
                                                ------------------------------






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

                             AGREEMENT AND CONSENT


     The undersigned hereby agrees and consents to the terms and provisions of the foregoing First Amendment to Credit Agreement, and agrees that the ICC Guaranty executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing First Amendment to Credit Agreement.

     Dated as of December 31, 1996.

                                       INDEPENDENCE CAPITAL CORP.

                                       By  /s/ Steven B. Lapin
                                          ------------------------------------
                                          Title:  President
                                                ------------------------------












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